                                  EXHIBIT 10.16


                               [Akamai Letterhead]





July 12, 2002



Mr. George H. Conrades
[address]

         Re:      Employment Agreement
                  --------------------

Dear George:

         On behalf of Akamai Technologies, Inc. (the "Company"), this letter will set forth the terms of your full-time employment as Chief Executive Officer and Chairman of the Board of Directors of the Company effective July 12, 2002 (the "Employment Agreement").

1.       TITLE AND DUTIES.

         During your employment, you shall serve as Chief Executive Officer ("CEO") and Chairman of the Board of Directors of the Company or Chairman of the Company if the Board of Directors so assigns and shall have all powers and duties consistent with those positions, reporting to and subject to the direction and control of the Company's Board of Directors (the "Board"). You shall perform such other duties and responsibilities on behalf of the Company (and any of its subsidiaries) as may reasonably be assigned from time to time by the Board consistent with the positions of CEO and Chairman of the Board. In no way limiting the foregoing, your duties and responsibilities hereunder shall include the recruitment and retention of an individual acceptable to the Board, to serve as your successor to the position of CEO. You shall prepare the successor CEO to assume the role of CEO of the Company, recommending his or her candidacy to the Board when in your reasonable judgment he or she is capable of assuming the position of CEO of the Company.

2.       BASE SALARY.

         Your base salary shall be at the annualized rate of $20,000 per year ($1,666.66 per month). Your salary shall be subject to review and increase as determined from time to time by the Board of Directors of the Company.

George H. Conrades Employment Agreement
July 12, 2002
Page 2 of 3



3.       INCENTIVE STOCK OPTION.

         Effective July 12, 2002, pursuant to the Company's Second Amended and Restated 1998 Stock Incentive Plan, as amended (the "Plan"), the Company will grant to you an option to purchase seven hundred fifty thousand (750,000) shares of the common stock of the Company at a purchase price equal to the fair market value on July 12, 2002 (the "Option"). The Option shall be subject to the terms of the Incentive Stock Option Agreement Granted Under The Second Amended and Restated 1998 Stock Incentive Plan, as amended (the "Option Agreement") (including, but not limited to, the vesting and accelerated vesting provisions), the Plan and the Employment Agreement.

4.       SEVERANCE UPON TERMINATION AFTER A CHANGE IN CONTROL EVENT.

         If, within twelve (12) months following a Change In Control Event as defined in the Plan, you terminate your employment for Good Reason as defined in the Option Agreement or if you terminate your employment for any reason other than Cause as defined in the Option Agreement, you shall receive accelerated vesting as set forth in the Option Agreement plus a lump sum payment of one million dollars ($1,000,000), payable within thirty (30) days of your termination of employment.

5.       EMPLOYEE BENEFITS

         You shall be entitled to health insurance, vacation and other employee benefits provided to senior executives of the Company, so long as and to the extent any such benefit is provided by the Company and provided you meet any eligibility requirements to participate. The Company may alter, modify, add to or delete any employee benefits maintained for its employees generally at any time, as it, in its sole judgment, determines to be appropriate.

6. INVENTION AND NON-DISCLOSURE AGREEMENT AND NON-COMPETITION AND NON-SOLICITATION AGREEMENT.

         The Invention and Non-Disclosure Agreement dated March 26, 1999 between you and the Company and the Non-Competition and Non-Solicitation Agreement dated March 26, 1999 by and between you and the Company shall remain in full force and effect.

7.       NO TERM.

         This letter is not to be construed as an agreement expressed or implied to employ you for any stated term. Either you or the Company may terminate the employment relationship at any time for any reason.

George H. Conrades Employment Agreement
July 12, 2002
Page 3 of 3




         Please sign below to indicate your acceptance of the terms of this Employment Agreement.

                                               Very truly yours, AKAMAI
                                               TECHNOLOGIES, INC.



                                               By: /s/ Paul Sagan
                                                   -----------------------------
                                                   Paul Sagan
                                                   President




         I accept the terms of this Employment Agreement with Akamai Technologies, Inc. as set forth herein.

                                               /s/ George Conrades
                                               ---------------------------------
                                               George Conrades
                                               Date:  July 12, 2002

                                  EXHIBIT 10.16


                               [Akamai Letterhead]





July 12, 2002



Mr. George H. Conrades
[address]

         Re:      Employment Agreement
                  --------------------

Dear George:

         On behalf of Akamai Technologies, Inc. (the "Company"), this letter will set forth the terms of your full-time employment as Chief Executive Officer and Chairman of the Board of Directors of the Company effective July 12, 2002 (the "Employment Agreement").

1.       TITLE AND DUTIES.

         During your employment, you shall serve as Chief Executive Officer ("CEO") and Chairman of the Board of Directors of the Company or Chairman of the Company if the Board of Directors so assigns and shall have all powers and duties consistent with those positions, reporting to and subject to the direction and control of the Company's Board of Directors (the "Board"). You shall perform such other duties and responsibilities on behalf of the Company (and any of its subsidiaries) as may reasonably be assigned from time to time by the Board consistent with the positions of CEO and Chairman of the Board. In no way limiting the foregoing, your duties and responsibilities hereunder shall include the recruitment and retention of an individual acceptable to the Board, to serve as your successor to the position of CEO. You shall prepare the successor CEO to assume the role of CEO of the Company, recommending his or her candidacy to the Board when in your reasonable judgment he or she is capable of assuming the position of CEO of the Company.

2.       BASE SALARY.

         Your base salary shall be at the annualized rate of $20,000 per year ($1,666.66 per month). Your salary shall be subject to review and increase as determined from time to time by the Board of Directors of the Company.

George H. Conrades Employment Agreement
July 12, 2002
Page 2 of 3



3.       INCENTIVE STOCK OPTION.

         Effective July 12, 2002, pursuant to the Company's Second Amended and Restated 1998 Stock Incentive Plan, as amended (the "Plan"), the Company will grant to you an option to purchase seven hundred fifty thousand (750,000) shares of the common stock of the Company at a purchase price equal to the fair market value on July 12, 2002 (the "Option"). The Option shall be subject to the terms of the Incentive Stock Option Agreement Granted Under The Second Amended and Restated 1998 Stock Incentive Plan, as amended (the "Option Agreement") (including, but not limited to, the vesting and accelerated vesting provisions), the Plan and the Employment Agreement.

4.       SEVERANCE UPON TERMINATION AFTER A CHANGE IN CONTROL EVENT.

         If, within twelve (12) months following a Change In Control Event as defined in the Plan, you terminate your employment for Good Reason as defined in the Option Agreement or if you terminate your employment for any reason other than Cause as defined in the Option Agreement, you shall receive accelerated vesting as set forth in the Option Agreement plus a lump sum payment of one million dollars ($1,000,000), payable within thirty (30) days of your termination of employment.

5.       EMPLOYEE BENEFITS

         You shall be entitled to health insurance, vacation and other employee benefits provided to senior executives of the Company, so long as and to the extent any such benefit is provided by the Company and provided you meet any eligibility requirements to participate. The Company may alter, modify, add to or delete any employee benefits maintained for its employees generally at any time, as it, in its sole judgment, determines to be appropriate.

6. INVENTION AND NON-DISCLOSURE AGREEMENT AND NON-COMPETITION AND NON-SOLICITATION AGREEMENT.

         The Invention and Non-Disclosure Agreement dated March 26, 1999 between you and the Company and the Non-Competition and Non-Solicitation Agreement dated March 26, 1999 by and between you and the Company shall remain in full force and effect.

7.       NO TERM.

         This letter is not to be construed as an agreement expressed or implied to employ you for any stated term. Either you or the Company may terminate the employment relationship at any time for any reason.

George H. Conrades Employment Agreement
July 12, 2002
Page 3 of 3




         Please sign below to indicate your acceptance of the terms of this Employment Agreement.

                                               Very truly yours, AKAMAI
                                               TECHNOLOGIES, INC.



                                               By: /s/ Paul Sagan
                                                   -----------------------------
                                                   Paul Sagan
                                                   President




         I accept the terms of this Employment Agreement with Akamai Technologies, Inc. as set forth herein.

                                               /s/ George Conrades
                                               ---------------------------------
                                               George Conrades
                                               Date:  July 12, 2002